SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 23, 1999


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



           Delaware              0-20986            22-3005943
          (State or other       (Commission        (IRS Employer
           jurisdiction of       File Number)       Identification No.)
                                 incorporation)



           121 S. Norwood Drive, Hurst, Texas          76053
          (Address of principal executive office)    (Zip Code)



       Registrant's telephone number, including area code: (732) 370-3400



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets

         Not Applicable

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Effective November 23, 1999, the Registrant appointed BDO Seidman, LLP as its certifying accountants. The action was recommended and approved by the audit committee of the Registrant.

Item 5.  Other Events

         Not Applicable

Item 6.  Resignations of Registrant's Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable

         (b)  Pro forma financial information

              Not Applicable

         (c)  Exhibits

              None

Item 8.  Change in Fiscal Year

         Not Applicable



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EVTC, INC.


                                   By:  /s/ David Keener
                                      -----------------------------------
                                            David Keener
                                            Chief Financial Officer


Dated: November 30, 1999